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                                                                   Exhibit 10.68

                               AMENDMENT AGREEMENT

     This Amendment Agreement is made and entered into as of this 15th day January 1998 by and among VIDEO COMMUNICATIONS NETWORK, LLC (the "Company"), a Georgia limited liability company, and the undersigned members ("Members") of the Company.

RECITALS:

     A. The Members entered into an Operating Agreement dated August 20, 1997, for the purpose of, among other things, organizing the Company as a Georgia limited liability company and providing for the Members' respective contributions to the capital of the Company and resulting ownership of shares ("Limited Liability Company Shares" or "LLC Shares").

     B. The Members have decided to amend and revise the allocation of LLC shares ownership among themselves effective as of the date of the Original Agreement, without changing the aggregate number of Ordinary LLC Shares and Deferred LLC Shares.


AGREEMENTS:

     In consideration of the Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Amendment. The Original Agreement is hereby amended by deleting Exhibit A thereof in its entirety and substituting in lieu thereof the new form of Exhibit A that is attached as Exhibit A to this Amendment Agreement.

     2. Company Consent; Capital Accounts. The Company consents to the revised allocation of ownership of its LLC Shares in the substituted form of Exhibit A. The Members will immediately adjust their respective capital contributions to the Company to conform to the revised allocation of Ordinary LLC Shares stipulated in the substituted form of Exhibit A.

     3. No Other Change. Except as provided in Paragraph 1 above, the Original Agreement shall remain in full force and effect in accordance with its terms.



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     IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be duly executed and affixed their seals.



                                    AMERICAN ARTISTS FILM CORPORATION
(CORPORATE SEAL)



                                    By: /s/ Steven D. Brown
                                       --------------------------------
                                       Authorized Officer



                                    /s/ Tyrone C. Johnson                 (SEAL)
                                    --------------------------------------
                                    Tyrone C. Johnson



                                    /s/ Glen C. Warren                    (SEAL)
                                    --------------------------------------
                                    Glen C. Warren



                                    /s/ Malcolm C. Davenport              (SEAL)
                                    --------------------------------------
                                    Malcolm C. Davenport, V



                                    /s/ Ben E. Noble                      (SEAL)
                                    --------------------------------------
                                    Ben E. Noble



                                    /s/ John W. Boyd, M.D.                (SEAL)
                                    --------------------------------------
                                    John W. Boyd


                                    VIDEO COMMUNICATIONS NETWORK, LLC
(COMPANY SEAL)


                                    By: /s/ Tyrone C. Johnson
                                       -----------------------------------
                                        Authorized Officer


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                                    EXHIBIT A

                     to Operating Agreement, as amended, of

                       VIDEO COMMUNICATIONS NETWORK, LLC.
                           a limited liability company
                       organized under the laws of Georgia

    Name, address and federal              Ordinary       Deferred          Capital
     tax identification number            LLC Shares     LLC Shares      Contribution
         of initial Members                Received       Received         by Member
         ------------------                --------       --------         ---------

1.  American Artists Film                    7,890             0            $789.00
    Corporation
    1245 Fowler St., NW
    Atlanta, GA  30318
    Tax I.D. No.: 43-1717111

2.  Tyrone C. Johnson                            0         1,000              50.00
    1245 Fowler St., NW
    Atlanta, GA  30318
    Soc. Sec. No.:  ###-##-####

3.  Glen C. Warren                             444             0              44.40
    10 Lakeland Circle
    Jackson, MS  39211
    Soc. Sec. No.:  ###-##-####

4.  Malcolm C. Davenport, V                    222             0              22.20
    1120 N. 18th Street
    Lanett, AL  36863
    Soc. Sec. No.:  ###-##-####

5.  Ben E. Noble                               222             0              22.20
    3261 Lenox Rd., N.E.
    Atlanta, GA  30324
    Soc. Sec. No.:  ###-##-####

6.  John W. Boyd                               222             0              22.20
    411 Cherokee Drive
    McComb, MS  39648
    Soc. Sec. No.:  ###-##-####
                                             -----         -----            -------
                 Total                       9,000         1,000            $950.00
                                             =====         =====            =======


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